UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
September 23, 2015
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55428	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Acquisition of Monticello by the Vineyard
On September 23, 2015 (the “Closing Date”), Steadfast Apartment REIT, Inc. (the “Company”), through STAR Monticello, LLC (“STAR Monticello”), an indirect wholly-owned subsidiary of the Company, acquired a fee simple interest in a 354-unit multifamily residential community located in Euless, Texas, commonly known as Foundations by the Vineyard, to be renamed “Monticello by the Vineyard” (the “Monticello Property”). On the Closing Date, Steadfast Asset Holdings, Inc., an affiliate of the Company, assigned to STAR Monticello the Purchase and Sale Agreement, dated as of June 29, 2015, as amended, for the purchase of the Monticello Property. The Monticello Property was acquired from a third-party selling entity ultimately controlled by the same parent company that controlled the selling entities of the Delano at North Richland Hills, Kensington by the Vineyard and Meadows at North Richland Hills properties, which the Company acquired on August 26, 2015.

STAR Monticello acquired the Monticello Property for an aggregate purchase price of $52,200,000, exclusive of closing costs. STAR Monticello financed the payment of the purchase price for the Monticello Property with a combination of (1) proceeds from the Company’s ongoing public offering and (2) an advance in the aggregate principal amount of $39,150,000 (the “Monticello Loan”) from PNC Bank, National Association (“Lender”), pursuant to the Company’s revolving credit facility with the Lender (the “Credit Facility”). For additional information on the terms of the Credit Facility and the Monticello Loan, see Item 2.03 below.

The Monticello Property was constructed in 2002 and consists of 21 three-story garden-style buildings, five one-story garage buildings and a one-story leasing office/clubhouse situated on an approximately 20-acre site. The Monticello Property is comprised of 172 one-bedroom apartment homes, 150 two-bedroom apartment homes and 32 three-bedroom apartment homes that average 993 square feet with an average monthly rent of $1,245. Apartment amenities at the Monticello Property include washer and dryer connections, hardwood-style plank flooring, a wood-burning fireplace, private patios/balconies, walk-in closets and a pantry and linen closet. In addition, select units include exterior storage and private attached garages. Property amenities at the Monticello Property include a resort-style swimming pool and jacuzzi, poolside barbecue grills, a billiards and entertainment center, a 24-hour fitness center, a large dog park, detached garages and covered parking, a complimentary coffee bar and an executive business center/conference area. As of September 21, 2015, the Monticello Property was approximately 96.9% occupied.

An acquisition fee of approximately $560,000 was earned by Steadfast Apartment Advisor, LLC (the “Advisor”) in connection with the acquisition of the Monticello Property. A loan coordination fee of approximately $391,500 was earned by the Advisor in connection with the financing of the Monticello Property.

The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Management of the Monticello Property
On the Closing Date, STAR Monticello and Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Advisor, entered into a Property Management Agreement (the “Management Agreement”) pursuant to which Steadfast Management serves as the exclusive leasing agent and manager of the Monticello Property. Pursuant to the Management Agreement, STAR Monticello is to pay Steadfast Management a monthly management fee in an amount equal to 2.75% of the Monticello Property’s gross collections (as defined in the Management Agreement) for such month. The Management Agreement has an initial term that expires on September 23, 2016, and will continue thereafter on a month-to-month basis unless either party gives 60 days prior written notice of its desire to terminate the Management Agreement. STAR Monticello may terminate the Management Agreement at any time upon 30 days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Management Agreement due to a material breach of the other party’s obligations under the Management Agreement that remains uncured for 30 days after notification of such breach.

On the Closing Date, STAR Monticello also entered into a Construction Management Services Agreement (the “Construction Services Agreement”) with Pacific Coast Land & Construction, Inc. (“PCL”), an affiliate of the Advisor. Pursuant to the Construction Services Agreement, PCL will provide construction management services with respect to capital improvements and renovations to be undertaken from time to time at the Monticello Property, for which it will be paid a construction management fee in an amount equal to 8% of the total cost of the improvements and renovations. The Construction Services Agreement may be terminated by either party with 30 days prior written notice to the other party.

The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.5 and 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Credit Facility and Monticello Loan
As previously disclosed, the Company arranged for the Credit Facility with the Lender, which provides for advances to purchase properties from time to time in an amount not to exceed $200,000,000 during 2015 (subject to certain debt service and loan to value requirements) and up to a maximum amount of $350,000,000 in 2016, as further described in the Credit Agreement and subsequent joinders.

STAR Monticello obtained an advance under the Credit Facility in the amount of $39,150,000 in connection with the acquisition of the Monticello Property, as evidenced by the Second Joinder to Credit Agreement and Other Loan Documents (“Joinder to Credit Agreement”), Multifamily Loan and Security Agreement (“Loan Agreement”), Second Allonge and Amendment to Multifamily Revolving Credit Note (“Allonge”) and Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (as described below, the “Mortgage,” together with the Joinder to Credit Agreement, Loan Agreement, Allonge, and Guaranty described below, the “Loan Documents”). STAR Monticello paid a loan origination fee of $117,450 to the Lender in connection with the Monticello Loan. The Monticello Loan will be purchased from the Lender by the Federal Home Loan Mortgage Corporation (Freddie Mac).

STAR Monticello may voluntarily prepay all or a portion of the unpaid principal balance of the Monticello Loan and all accrued interest thereon and other sums due under the Credit Facility to the Lender under the Loan Documents, provided that STAR Monticello provides the Lender with prior notice of such prepayment, all in accordance with the terms of the Loan Documents. In the event STAR Monticello elects to terminate the Credit Facility, STAR Monticello must pay to the Lender a termination fee, as described in the Loan Documents.

The performance of the obligations of STAR Monticello under the Monticello Loan is secured by the Mortgage. Additionally, pursuant to an Assignment of Management Agreement and Subordination of Management Fees, STAR Monticello assigned its rights under the Management Agreement to the Lender upon an event of default under any of the Loan Documents.

Pursuant to a Guaranty entered into by the Company, the Company absolutely, unconditionally and irrevocably guarantees to the Lender the full and prompt payment and performance when due of all amounts for which STAR Monticello is personally liable under the Loan Documents, in addition to all costs and expenses incurred by the Lender in enforcing such Guaranty.

The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
Acquisition of The Shores
On September 29, 2015, the Company, through STAR Shores, LLC (“STAR Shores”), an indirect, wholly-owned subsidiary of the Company, acquired from a third-party seller a fee simple interest in a 300-unit multifamily residential community located in Oklahoma City, Oklahoma, commonly known as The Shores (the “Shores Property”). STAR Shores acquired the Shores Property for an aggregate purchase price of $36,250,000, excluding closing costs. STAR Shores financed the payment of the purchase price for the Shores Property with a combination of (1) the proceeds from the Company’s ongoing public offering and (2) the assumption of an existing mortgage loan from Oppenheimer Multifamily Housing & Healthcare Finance, Inc., subject to the guidelines of the U.S. Department of Housing and Urban Development.
On September 29, 2015, the Company distributed a press release announcing the completion of the acquisitions of the Monticello Property and the Shores Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.

Because it is impracticable to provide the required financial statements for the acquisitions of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.
(b) Pro Forma Financial Information.

See Paragraph (a) above.
(d) Exhibits.

Exhibit	Description

10.1
Purchase and Sale Agreement, dated as of June 29, 2015 by and between Steadfast Asset Holdings, Inc., AP WP Seramont REIT LLC and First American Title Insurance Company, in its capacity as the title company

10.2	First Amendment to Purchase and Sale Agreement, effective as of July 31, 2015 by and between Steadfast Asset Holdings, Inc. and AP WP Seramont REIT LLC

10.3	Second Amendment to Purchase and Sale Agreement, effective as of September 4, 2015 by and between Steadfast Asset Holdings, Inc. and AP WP Seramont REIT LLC

10.4	Assignment and Assumption of Purchase Agreement, dated as of September 23, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Monticello, LLC

10.5	Property Management Agreement, made and entered into as of September 23, 2015, by and between Steadfast Management Company, Inc. and STAR Monticello, LLC

10.6	Construction Management Services Agreement entered into as of September 23, 2015, by and between STAR Monticello, LLC and Pacific Coast Land & Construction, Inc.

10.7
Second Allonge and Amendment to Multifamily Revolving Credit Note, effective as of September 23, 2015 by STAR Delano, LLC, STAR Meadows, LLC, STAR Cumberland, LLC and STAR Monticello, LLC, in favor of PNC Bank, National Association

10.8
Second Joinder to Credit Agreement and Other Loan Documents, made as of September 23, 2015, by and among STAR Delano, LLC, STAR Meadows, LLC, STAR Cumberland, LLC, STAR Monticello, LLC, PNC Bank, National Association and Steadfast Apartment REIT, Inc., in its capacity as Guarantor

10.9	Multifamily Loan and Security Agreement, dated as of September 23, 2015, by and between STAR Monticello, LLC and PNC Bank, National Association

10.10	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, effective as of September 23, 2015, by STAR Monticello, LLC for the benefit of PNC Bank, National Association

10.11
Guaranty, effective as of August 26, 2015, by Steadfast Apartment REIT, Inc. for the benefit of PNC Bank, National Association (incorporated by reference to Exhibit 10.19 to the Registrant’s Form 8-K filed September 1, 2015)

10.12
Assignment of Management Agreement and Subordination of Management Fees, effective as of September 23, 2015, by and among STAR Monticello, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

99.1	Press release, dated September 29, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	September 29, 2015	By:	/s/ Ella S. Neyland
Ella S. Neyland
President

EXHIBIT INDEX

Exhibit	Description

10.1
Purchase and Sale Agreement, dated as of June 29, 2015 by and between Steadfast Asset Holdings, Inc., AP WP Seramont REIT LLC and First American Title Insurance Company, in its capacity as the title company

10.2	First Amendment to Purchase and Sale Agreement, effective as of July 31, 2015 by and between Steadfast Asset Holdings, Inc. and AP WP Seramont REIT LLC

10.3	Second Amendment to Purchase and Sale Agreement, effective as of September 4, 2015 by and between Steadfast Asset Holdings, Inc. and AP WP Seramont REIT LLC

10.4	Assignment and Assumption of Purchase Agreement, dated as of September 23, 2015, by and between Steadfast Asset Holdings, Inc. and STAR Monticello, LLC

10.5	Property Management Agreement, made and entered into as of September 23, 2015, by and between Steadfast Management Company, Inc. and STAR Monticello, LLC

10.6	Construction Management Services Agreement entered into as of September 23, 2015, by and between STAR Monticello, LLC and Pacific Coast Land & Construction, Inc.

10.7
Second Allonge and Amendment to Multifamily Revolving Credit Note, effective as of September 23, 2015 by STAR Delano, LLC, STAR Meadows, LLC, STAR Cumberland, LLC and STAR Monticello, LLC, in favor of PNC Bank, National Association

10.8
Second Joinder to Credit Agreement and Other Loan Documents, made as of September 23, 2015, by and among STAR Delano, LLC, STAR Meadows, LLC, STAR Cumberland, LLC, STAR Monticello, LLC, PNC Bank, National Association and Steadfast Apartment REIT, Inc., in its capacity as Guarantor

10.9	Multifamily Loan and Security Agreement, dated as of September 23, 2015, by and between STAR Monticello, LLC and PNC Bank, National Association

10.10	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, effective as of September 23, 2015, by STAR Monticello, LLC for the benefit of PNC Bank, National Association

10.11
Guaranty, effective as of August 26, 2015, by Steadfast Apartment REIT, Inc. for the benefit of PNC Bank, National Association (incorporated by reference to Exhibit 10.19 to the Registrant’s Form 8-K filed September 1, 2015)

10.12
Assignment of Management Agreement and Subordination of Management Fees, effective as of September 23, 2015, by and among STAR Monticello, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

99.1	Press release, dated September 29, 2015